EXHIBIT 99.1
                                 ------------

                  Computational Materials dated July 6, 2004.

                     Mortgage Pass-Through Trust 2004-HYB4



                            Computational Materials

                          [LOGO OMITTED] Countrywide


                          $373,278,900 (Approximate)




                                  CWMBS, Inc.
                                   Depositor


                      Belvedere Trust Finance Corporation
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

      [LOGO OMITTED] Countrywide                   Computational Materials for
--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



-------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE
APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Preliminary Term Sheet                                                                                Date Prepared: July 6, 2004

                                               Mortgage Pass-Through Trust 2004-HYB4
                                      $373,278,900 (Approximate, Subject to +/- 10% Variance)
                                                       Offered Certificates
                                               First Lien Residential Mortgage Loans
=================================================================================================================================
               Principal                                                                                             Expected
              Amount ($)               WAL (Yrs)             Interest                                                Ratings
  Class      (Approx.) (1)     ("WAvg Roll" (2) (3)/Mat)     Rate Type    Collateral Type     Tranche Type         S&P/Moody's
  -----      ---------         -------------------------    ----------    ---------------     ------------         -----------
   1-A          76,205,900           1.85 / 3.15              WAC (4)          Mixed              Senior             AAA/Aaa
   2-A         207,276,000           2.52 / 3.26              WAC (4)          Mixed              Senior             AAA/Aaa
   3-A          89,797,000           2.84 / 3.21              WAC (4)          Mixed              Senior             AAA/Aaa
---------------------------------------------------------------------------------------------------------------------------------
    M                      Not Offered                        WAC (5)          Mixed            Mezzanine            AA/Aa2
---------------------------------------------------------------------------------------------------------------------------------
   B-1                     Not Offered                        WAC (5)          Mixed           Subordinate            A/A2
---------------------------------------------------------------------------------------------------------------------------------
   B-2                     Not Offered                        WAC (5)          Mixed           Subordinate          BBB/Baa2
---------------------------------------------------------------------------------------------------------------------------------
   B-3                      Privately                         WAC (5)          Mixed           Subordinate            BB/NR
---------------------------------------------------------------------------------------------------------------------------------
   B-4                       Placed                           WAC (5)          Mixed           Subordinate             B/NR
---------------------------------------------------------------------------------------------------------------------------------
   B-5                     Certificates                       WAC (5)          Mixed           Subordinate             NR/NR

  Total:      $373,278,900 (6)

(1) The Certificates (as described herein) will be collateralized by hybrid adjustable rate, first-lien residential mortgage loans which are expected to have an initial fixed rate period of three, five or seven years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.
     It is expected that the aggregate principal balance of the Subordinate Certificates will provide approximately [3.75- 4.75]% subordination to the Senior Certificates as of the Cut-off Date.
(2) The WAL to the "WAvg Roll" on the Class 1-A, Class 2-A, and Class 3-A Certificates are modeled to the related WAvg Roll Date at a pricing speed of 25% CPR.
(3) All Classes of Certificates are subject to a 10% optional termination as described herein.
(4) The Certificate Interest Rate for the Class 1-A, Class 2-A and Class 3-A Certificates, respectively, will equal the Net WAC (as defined herein) of the Group I, Group II and Group III Mortgage Loans, respectively.
(5) The Certificate Interest Rate for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate components).
(6) Does not include the Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificate balances.


Depositor:               CWMBS, Inc.

Seller:                  Belvedere Trust Finance Corporation.

Master Servicer:         Countrywide Home Loans Servicing LP.

Primary Servicers:       As of the Closing Date, it is expected that ABN AMRO
                         Mortgage Group, Inc. and Countrywide Home Loans
                         Servicing LP will directly service the Group I
                         Mortgage Loans, Countrywide Home Loans Servicing LP will directly service the Group II Mortgage Loans, and Countrywide Home Loans Servicing LP will directly service the Group III Mortgage Loans.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Lead Underwriter:        Countrywide Securities Corporation.
Trustee:                 The Bank of New York.
Rating                   Agencies: Moody's and Standard & Poor's are expected
                         to provide ratings on the Class 1-A, Class 2-A, Class
                         3-A, Class M, Class B-1 and Class B-2 Certificates.
                         Standard and Poor's is expected to provide ratings on the Class B-3 and Class B-4 Certificates. The Class
                         B-5 Certificates will not be rated.

Cut-off Date:            July 1, 2004.

Closing Date:            On or about July [30], 2004.

Pricing Date:            On or about July [6], 2004.

Settlement Date:         On or about July [30], 2004.

Master Servicer
Remittance Date:         The 19th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in August 2004.

Distribution Date:       The business day immediately following the Master
                         Servicer Remittance Date, commencing in August 2004.

Certificates:            The "Senior Certificates" will consist of (i) the
                         Class 1-A Certificates (the "Group I Certificates"),
                         (ii) the Class 2-A Certificates (the "Group II
                         Certificates") and (iii) the Class 3-A Certificates
                         (the "Group III Certificates").

                         The "Subordinate Certificates" will consist of the Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Class 1-A, Class 2-A, Class 3-A, Class M, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                         Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC.

Federal Tax Treatment:   It is anticipated that the Offered Certificates will
                         be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:       The Offered Certificates are expected to be ERISA
                         eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:         The Senior Certificates and the Class M Certificates
                         are expected to constitute "mortgage related securities" for purposes of SMMEA.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Optional Termination:    The terms of the transaction allow the Master
                         Servicer to purchase all remaining assets of the trust fund, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. This purchase would result in a termination of the Certificates.

Mortgage Loans:          The aggregate principal balance of the Mortgage Loans
                         as of the Cut-off Date is expected to be approximately $373,000,000. All the Mortgage Loans will be hybrid, adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                         The Stipulation Sheet included in these Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Group I
Mortgage Loans:          The aggregate principal balance of the Group I
                         Mortgage Loans as of the Cut-Off Date is expected to be approximately $76,000,000. The Group I Mortgage
                         Loans will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust annually based on the one-year
                         CMT index.

Group II
Mortgage Loans:          The aggregate principal balance of the Group II
                         Mortgage Loans as of the Cut-Off Date is expected to be approximately $207,000,000. The Group II Mortgage
                         Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust annually based on the one-year CMT index, one-year LIBOR index or six-month LIBOR index.

Group III
Mortgage Loans:          The aggregate principal balance of the Group III
                         Mortgage Loans as of the Cut-Off Date is expected to be approximately $90,000,000. The Group III Mortgage
                         Loans will have interest rates that have an initial fixed rate period of seven years after origination and thereafter adjust annually based on the one-year
                         CMT index, one-year LIBOR index or six-month LIBOR index.

WAvg Roll Date:          The "WAvg Roll Date" for the Group I, Group II, and
                         Group III Mortgage Loans (collectively, the "Mortgage
                         Loans") is expected to be the Distribution Date in May 2007, May 2009, and June 2011 respectively.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Expense Fee Rate:        The "Expense Fee Rate" is comprised of servicing
                         fees, lender paid mortgage insurance premiums and the trustee fees, each as applicable. The weighted average Expense Fee Rate

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                         is expected to be equal to approximately (a) with respect to a Mortgage Loan and any period prior to the initial interest rate adjustment date for that Mortgage Loan, 0.141%, 0.262%, and 0.461% for Loan Group I, Loan Group II, and Loan Group III respectively and (b) thereafter, 0.141%, 0.387%, and 0.586% for Loan Group I, Loan Group II, and Loan Group III respectively.

Net WAC: The "Net WAC," with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:        The price to be paid for the Offered Certificates by
                         investors who elect to settle bonds on the Settlement
                         Date will include accrued interest from the Cut-off
                         Date up to, but not including, the Settlement Date.
                         Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrua
Period: The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume 4.25% subordination below the Senior Certificates as of the Cut-off Date.

                         Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4 and Class B-5 Certificates.

                         Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 Certificates.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

Shifting Interest:       Until the Distribution Date in August 2014, the
                         Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                         Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate
                         Certificates are as follows:

                             August 2004 - July 2014             0% Pro Rata Share
                             August 2014 - July 2015             30% Pro Rata Share
                             August 2015 - July 2016             40% Pro Rata Share
                             August 2016 - July 2017             60% Pro Rata Share
                             August 2017 - July 2018             80% Pro Rata Share
                             August 2018 and thereafter          100% Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the first Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the first Distribution Date.

                         Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. Notwithstanding the above, in the event the applicable current senior percentage (i.e., the then current aggregate principal balance of the Group I, Group II and Group III Certificates, as applicable, divided by the aggregate principal balance of the mortgage loans in the related Loan Group) exceeds the applicable initial senior percentage (i.e., the aggregate principal balance of the Group I, Group II, and Group III Certificates, as applicable, as of the Closing Date, divided by the aggregate principal balance of the mortgage loans in the related Loan Group as of the Cut-off Date), the related Senior Certificates will receive all unscheduled prepayments from the related Loan Group.

Allocation of
Losses: Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates until the respective class principal balance has been reduced to zero.

                         Excess losses from a Loan Group (bankruptcy, special hazard and fraud losses in excess of the coverage amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the related subordinate component.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Priority
Of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:
                            1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;
                            2)  Concurrently:
                                (a) to the Group I Certificates, principal
                                    from the related Loan Group*;
                                (b) to the Group II Certificates, principal
                                    from the related Loan Group*;
                                (c) to the Group III Certificates, principal
                                    from the related Loan Group*;
                            3) To the Class M Certificates, accrued and unpaid interest at the related Certificate Interest Rate;
                            4)  To the Class M Certificates, principal;
                            5) To the Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate;
                            6)  To the Class B-1 Certificates, principal;
                            7) To the Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate;
                            8)  To the Class B-2 Certificates, principal;
                            9) To the Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and
                            10) To the Residual Certificate, any remaining
                                amount.

                            * Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group is used\ to pay the Senior Certificates related to another Loan Group.

                                [Yield Tables and Stipulation Sheet to Follow]




------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                          Yield Tables
                                                          ------------


     Class 1-A to WAvg Roll
    --------------------------------------------------------------------------------------------------------------------------
        Initial Coupon            3.7771%
    --------------------------------------------------------------------------------------------------------------------------
     Prepay Speed                   0% CPR      10% CPR      15% CPR      25% CPR      35% CPR     45% CPR      55% CPR
    ==========================================================================================================================
       Yield @ 99-12                 3.97         4.00         4.02         4.05        4.10         4.15         4.23
    ==========================================================================================================================
      WAL (yr)                       2.73         2.36         2.18         1.85        1.56         1.30         1.06
      MDUR (yr)                      2.55         2.20         2.04         1.74        1.47         1.22         1.01
      First Prin Pay                Aug-04       Aug-04       Aug-04       Aug-04      Aug-04       Aug-04       Aug-04
      Last Prin Pay                 May-07       May-07       May-07       May-07      May-07       May-07       May-07
    --------------------------------------------------------------------------------------------------------------------------

     Class 1-A to Maturity
    --------------------------------------------------------------------------------------------------------------------------
        Initial Coupon            3.7771%
    --------------------------------------------------------------------------------------------------------------------------
     Prepay Speed                   0% CPR      10% CPR      15% CPR      25% CPR      35% CPR     45% CPR      55% CPR
    ==========================================================================================================================
       Yield @ 99-12                 4.47         4.37         4.32         4.26        4.22         4.22         4.26
    =========================================================================================================================
      WAL (yr)                       18.20        7.20         5.19         3.15        2.14         1.56         1.17
      MDUR (yr)                      11.67        5.56         4.23         2.74        1.94         1.44         1.09
      First Prin Pay                Aug-04       Aug-04       Aug-04       Aug-04      Aug-04       Aug-04       Aug-04
      Last Prin Pay                 Jun-34       Jun-34       Jun-34       Jun-34      Jun-34       Jun-34       Jun-34
    --------------------------------------------------------------------------------------------------------------------------


     Class 2-A to WAvg Roll
    --------------------------------------------------------------------------------------------------------------------------
        Initial Coupon            4.8401%
    --------------------------------------------------------------------------------------------------------------------------
     Prepay Speed                   0% CPR      10% CPR      15% CPR      25% CPR      35% CPR     45% CPR      55% CPR
    ==========================================================================================================================
       Yield @ 100-15                4.72         4.67         4.64         4.57        4.48         4.37         4.23
    ==========================================================================================================================
      WAL (yr)                       4.75         3.69         3.24         2.52        1.95         1.51         1.16
      MDUR (yr)                      4.14         3.26         2.88         2.27        1.78         1.39         1.09
      First Prin Pay                Aug-04       Aug-04       Aug-04       Aug-04      Aug-04       Aug-04       Aug-04
      Last Prin Pay                 May-09       May-09       May-09       May-09      May-09       May-09       May-09
    --------------------------------------------------------------------------------------------------------------------------

     Class 2-A to Maturity
    --------------------------------------------------------------------------------------------------------------------------
        Initial Coupon            4.8401%
    --------------------------------------------------------------------------------------------------------------------------
     Prepay Speed                   0% CPR      10% CPR      15% CPR      25% CPR      35% CPR     45% CPR      55% CPR
    ==========================================================================================================================
       Yield @ 100-15                4.34         4.45         4.48         4.49        4.45         4.36         4.23
    ==========================================================================================================================
      WAL (yr)                       19.53        7.62         5.45         3.26        2.20         1.59         1.19
      MDUR (yr)                      12.20        5.66         4.29         2.77        1.96         1.45         1.11
      First Prin Pay                Aug-04       Aug-04       Aug-04       Aug-04      Aug-04       Aug-04       Aug-04
      Last Prin Pay                 Jun-34       Jun-34       Jun-34       Jun-34      Jun-34       Jun-34       Jun-34
    --------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

      [LOGO OMITTED] Countrywide                   Computational Materials for
--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



     Class 3-A to WAvg Roll
    --------------------------------------------------------------------------------------------------------------------------
        Initial Coupon            4.6412%
    --------------------------------------------------------------------------------------------------------------------------
     Prepay Speed                   0% CPR      10% CPR      15% CPR      25% CPR      35% CPR     45% CPR      55% CPR
    ==========================================================================================================================
       Yield @ 99-00                 4.82         4.88         4.91         4.99        5.09         5.22         5.38
    ==========================================================================================================================
      WAL (yr)                       6.61         4.65         3.92         2.84        2.08         1.55         1.17
      MDUR (yr)                      5.54         3.97         3.38         2.49        1.85         1.41         1.08
      First Prin Pay                Aug-04       Aug-04       Aug-04       Aug-04      Aug-04       Aug-04       Aug-04
      Last Prin Pay                 Jun-11       Jun-11       Jun-11       Jun-11      Jun-11       Jun-11       Jun-11
    --------------------------------------------------------------------------------------------------------------------------

     Class 3-A to Maturity
    --------------------------------------------------------------------------------------------------------------------------
        Initial Coupon            4.6412%
    --------------------------------------------------------------------------------------------------------------------------
     Prepay Speed                   0% CPR      10% CPR      15% CPR      25% CPR      35% CPR     45% CPR      55% CPR
    ==========================================================================================================================
       Yield @ 99-00                 4.41         4.65         4.74         4.91        5.06         5.21         5.38
    ==========================================================================================================================
      WAL (yr)                       19.05        7.46         5.35         3.21        2.18         1.57         1.18
      MDUR (yr)                      11.88        5.51         4.18         2.71        1.91         1.42         1.08
      First Prin Pay                Aug-04       Aug-04       Aug-04       Aug-04      Aug-04       Aug-04       Aug-04
      Last Prin Pay                 Jun-34       Jun-34       Jun-34       Jun-34      Jun-34       Jun-34       Jun-34
    --------------------------------------------------------------------------------------------------------------------------





                                                 [Stipulation Sheet to Follow]






------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

      [LOGO OMITTED] Countrywide                   Computational Materials for
--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                             Appendix A

                                     SAMPLE POOL CHARACTERISTICS
                                         3/1 HYBRID ARM DEAL

---------------------------------------------------------------------------------------------------
DELIVERY DESCRIPTION
  Delivery Amount                                                                       $76,000,000
  Product                                                                                   3/1 CMT
  Delivery Variance                                                                          +/- 5%
  Settlement Date                                                                         7/30/2004
  Servicing                                                                        Master Servicing

COLLATERAL DETAIL
  Approximate Gross WAC                                                                      3.918%
  Approximate Net WAC                                                                        3.777%
  Servicing Spread (Pre-Roll/Post-Roll)                                               0.141%/0.141%
  Gross/Net WAC Variance                                                                  +/- 0.125
  Approximate Gross Margin                                                                    2.75%
  Gross Margin Variance                                                                  +/- 0.125%
  Reset                                                           Fixed 3 Years / Annual Thereafter
  Periodic Cap                         2.00% cap at the first adjustment, 2.00% Annually Thereafter
  Lifetime Cap                                                                                   6%
  WAM                                                                                           358
  Original Term                                                                                 360
  Geographic Distribution                                                         <= 50% California
  Weighted Average LTV (+/- 3%)                                                               < 70%
  Maximum Loan Amount                                                                    $1,000,000
  Occupancy                                               100% Owner Occupied (Including 2nd Homes)
  Delinquency                                                                           All Current
  Approximate Property Types                                           85% SFR/PUD, 15% Condo/Other
  Documentation Style                                              98% Full/Alt/DU Doc, 30% Reduced
  Loan Purpose                                                      Maximum 15% Cash Out Refinances
  Approximate Credit Score                                                                740 +/-10
  Minimum Credit Score                                                                          630
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

-----------------------------------------------------------------------------



                                    Page A-1

      [LOGO OMITTED] Countrywide                   Computational Materials for
--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                             Appendix A

                                     SAMPLE POOL CHARACTERISTICS
                                         5/1 HYBRID ARM DEAL

-------------------------------------------------------------------------------------------------------------------------------
DELIVERY DESCRIPTION
  Delivery Amount                                                                                                  $207,000,000
  Product                                                                                                              5/1 Arms
  Index Composition (Approx.)
       12 Month LIBOR:                                                                                                      69%
        6 Month LIBOR:                                                                                                      25%
       12 Month CMT:                                                                                                         6%
  Delivery Variance                                                                                                      +/- 5%
  Settlement Date                                                                                                     7/30/2004
  Servicing                                                                                                    Master Servicing

COLLATERAL DETAIL
  Approximate Gross WAC                                                                                                  5.100%
  Approximate Net WAC                                                                                                    4.840%
  Servicing Spread (Pre-Roll/Post-Roll)                                                                           0.262%/0.387%
  Gross/Net WAC Variance                                                                                              +/- 0.125
  Approximate Gross Margin                                                                                                2.26%
  5/1 LIBOR:                                                                                                              2.27%
  5/25 LIBOR:                                                                                                             2.25%
  5/1 CMT:                                                                                                                2.75%
  Gross Margin Variance                                                                                              +/- 0.125%
  Reset                                                                             Fixed 5 Years/Semi-Annual/Annual Thereafter
  Periodic Cap                                                     5.00% cap at the first adjustment, 2.00% Annually Thereafter
  Lifetime Cap                                                                                                               5%
  WAM                                                                                                                       359
  Original Term                                                                                                             360
  Geographic Distribution                                                                                     <= 65% California
  Weighted Average LTV                                                                                                    < 75%
  Maximum Loan Amount                                                                                                $2,000,000
  Occupancy                                                                            95% Owner Occupied (Including 2nd Homes)
  Delinquency                                                                                                       All Current
  Approximate Property Types                                                                       85% SFR/PUD, 15% Condo/Other
  Documentation Style                   70% Full/Alt/DU Doc (Including Preferred Processing), 30% Reduced(NIV, 5% NINA, Stated)
  Loan Purpose                                                                                  Maximum 20% Cash Out Refinances
  Approximate Credit Score                                                                                            725 +/-10
  Mimimum Credit Score                                                                                                      620
  Amortization Type                                                                                   Maximum 70% Interest Only
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------


                                  Page A-2

      [LOGO OMITTED] Countrywide                   Computational Materials for
--------------------------------------   Mortgage Pass-Through Trust 2004-HYB4
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                                             Appendix A

                                                     SAMPLE POOL CHARACTERISTICS
                                                         7/1 HYBRID ARM DEAL

----------------------------------------------------------------------------------------------------------------------------------
DELIVERY DESCRIPTION
  Delivery Amount                                                                                                      $90,000,000
  Product - Index Apprx. Composition                                                                                      7/1 Arms
  Index Composition (Approx.)
     12 month LIBOR:                                                                                                           45%
      6 month LIBOR:                                                                                                            9%
     12 month CMT:                                                                                                             46%
  Delivery Variance                                                                                                         +/- 5%
  Settlement Date                                                                                                        7/30/2004
  Servicing                                                                                                       Master Servicing

COLLATERAL DETAIL
  Approximate Gross WAC                                                                                                     5.102%
  Approximate Net WAC                                                                                                       4.641%
  Servicing Spread (Pre-Roll/Post-Roll)                                                                              0.461%/0.586%
  Gross/Net WAC Variance                                                                                                 +/- 0.125
  Approximate Gross Margin                                                                                                   2.45%
      7/1 LIBOR                                                                                                              2.28%
      7/23 LIBOR                                                                                                             2.25%
      7/1 CMT                                                                                                                2.75%
  Gross Margin Variance                                                                                                 +/- 0.125%
  Reset                                                                                Fixed 7 Years/Semi-Annual/Annual Thereafter
  Periodic Cap                                                        5.00% cap at the first adjustment, 2.00% Annually Thereafter
  Lifetime Cap                                                                                                                  5%
  WAM                                                                                                                          359
  Original Term                                                                                                                360
  Geographic Distribution                                                                                        <= 45% California
  Weighted Average LTV                                                                                                       < 72%
  Maximum Loan Amount                                                                                                   $1,000,000
  Occupancy                                                                               99% Owner Occupied (Including 2nd Homes)
  Delinquency                                                                                                          All Current
  Approximate Property Types                                                                          90% SFR/PUD, 10% Condo/Other
  Documentation Style                      85% Full/Alt/DU Doc (Including Preferred Processing), 15% Reduced(NIV, 1% NINA, Stated)
  Loan Purpose                                                                                     Maximum 20% Cash Out Refinances
  Approximate Credit Score                                                                                               735 +/-10
  Mimimum Credit Score                                                                                                         620
  Amortization Type                                                                                              30% Interest Only
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------



                                   Page A-3